UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 08, 2023

LifeStance Health Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40478	86-1832801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N. Scottsdale Road Suite 6000
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 602 767-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 8, 2023, LifeStance Health Group, Inc. ("LifeStance Health Group", "LifeStance" or the "Company") issued a press release announcing its results of operations for the fourth quarter and full year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into LifeStance Health Group's filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2023, the Board of Directors (the “Board”) of the Company approved Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective immediately, with such amendments including updates to the advance notice provisions to address the adoption by the Securities and Exchange Commission (the “SEC”) of “universal proxy” rules and other updates to conform with the Delaware General Corporation Law (the “DGCL”) regarding notice of adjourned stockholder meetings and stockholder list requirements.

With respect to stockholder nominees to the Company’s Board, the Amended Bylaws provide, among other things, (i) that stockholders must comply with the SEC’s newly adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) that stockholders must include in an advance notice of a director nomination, among other things, a representation as to such stockholder’s intention to solicit proxies in support of any director nominee other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, (iii) that, if any stockholder provides notice of intent to solicit proxies pursuant to Rule 14a-19 under the Exchange Act, such stockholder must provide (a) prompt notice to the Company if such stockholder fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act and (b) upon request by the Company, no later than five business days prior to the applicable meeting, evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act, (iv) that a stockholder’s nomination will be deemed null and void if such stockholder does not comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act or does not timely provide reasonable evidence sufficient to satisfy the Company that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act and the Company shall disregard proxies or votes solicited for such stockholders’ nominee(s), and (vi) make certain administrative and clarifying changes. The Amended Bylaws also provide that the white color proxy card is reserved for exclusive use by the Company.

Additional changes to the Amended Bylaws to conform with the DGCL include (i) allowing for notice of adjournment of stockholder meetings to be provided as permitted under applicable law and (ii) eliminating the requirement for the Company to make its stockholder list available during stockholder meetings.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A slide presentation, which includes supplemental information related to LifeStance Health Group, is furnished as Exhibit 99.2. The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into LifeStance Health Group's filings with the SEC under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Second Amended and Restated Bylaws of LifeStance Health Group, Inc.
99.1	Press Release dated March 8, 2023.
99.2	Slide presentation providing supplemental information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LifeStance Health Group, Inc.

Date:	March 8, 2023	By:	/s/ David Bourdon
David Bourdon Chief Financial Officer and Treasurer (principal financial and accounting officer)